UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2013 (August 1, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2013, American Realty Capital Properties, Inc. (the “Company”) issued a press release, quarterly supplemental financial information and an earnings presentation attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, announcing its results of operations for the fiscal quarter ended June 30, 2013.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 1, 2013, the Company, through its operating partnership, ARC Properties Operating Partnership, L.P., and Tiger Acquisition, LLC, a wholly owned subsidiary of the Company, entered into an augmenting lender and increasing lender supplement and incremental amendment (the “Amendment”) to its previously announced senior corporate credit facility with Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto. The Company guarantees certain obligations of its operating partnership under the credit facility, from time to time. Pursuant to the Amendment, Barclays Bank PLC agreed to provide an additional $50.0 million term loan commitment to the Company and Citibank, N.A., a new lender to the credit facility, agreed to provide a $120.0 million revolving loan commitment and an $80.0 million term loan commitment to the Company. The commitments described herein increased available committed borrowings under the revolving loan component of the credit facility to $760.0 million and under the term loan component of such credit facility to $940.0 million, for aggregate borrowings of up to $1.7 billion. The Amendment also made certain amendments to the credit facility to provide for the terms upon which the increasing and augmenting loans will be made.

The summary description of the material terms of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Amendment which was filed as Exhibit 10.61 to the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2013 with the Securities and Exchange Commission on August 6, 2013.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on August 6, 2013, the Company issued a press release, quarterly supplemental financial information and an earnings presentation attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, announcing its results of operations for the fiscal quarter ended June 30, 2013, as applicable. The information set forth in Items 2.01 and 7.01 hereto and in the attached Exhibits 99.1, 99.2 and 99.3 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated August 6, 2013
99.2	Quarterly supplemental information for the period ending June 30, 2013
99.3	Earnings Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

August 6, 2013	By: /s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)